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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: SEPTEMBER 2, 1998
                        (DATE OF EARLIEST EVENT REPORTED)


                          GUILFORD PHARMACEUTICALS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   DELAWARE               0-23736               52-1841960
  (State or other jurisdiction of       (Commission          (I.R.S. Employer
   incorporation or organization)       File Number)      Identification Number)


                              6611 TRIBUTARY STREET
                               BALTIMORE, MARYLAND
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                      21224
                                   (ZIP CODE)

                                 (410) 631-6300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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     ITEM 5.  OTHER EVENTS

     Effective September 2,1998, a Committee of the Board of Directors Guilford Pharmaceuticals Inc. (the "Company") authorized a common stock repurchase program of up to one million shares of the Company's common stock in the aggregate. The Company will purchase its common stock in the open market or in block transactions from time to time as it deems appropriate. Guilford Pharmaceuticals has implemented the repurchase plan since it believes that at recent market prices its common stock represents an attractive economic value.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT NUMBER DESCRIPTION

99.1 Press Release, dated September 2, 1998, entitled "Guilford Pharmaceuticals Inc. Announces Stock Repurchase Plan ".

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GUILFORD PHARMACEUTICALS INC.


Date:  September 2, 1998                  By: /s/ Craig R. Smith, M.D.
                                          -------------------------------------
                                          Craig R. Smith, M.D.
                                          President and Chief Executive Officer